                                                                       EXHIBIT 1



REGISTERED                                                $200,000,000

No. R-A-1                                        CUSIP No. 14040K AH 1


          THIS CLASS A CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           CAPITAL ONE MASTER TRUST

                                 Series 1998-1

                    CLASS A 6.310% ASSET BACKED CERTIFICATE

                     Class A Expected Final Payment Date:
                       The April 2008 Distribution Date

                 Each $1,000 minimum denomination represents a
                         1/500,000 undivided interest
                           in certain assets of the

                           CAPITAL ONE MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts by

                                CAPITAL ONE BANK

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

            (Not an interest in or obligation of Capital One Bank,
                any Additional Seller or any affiliate thereof)

          This certifies that CEDE & Co. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement dated as of April 1, 1998 (as amended and supplemented, the "Series Supplement"), among Capital One Bank, as Seller and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts and other consumer revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) an interest in any Funds Collateral relating to secured accounts, (vi) the benefits of any Series Enhancement and (vii) all other assets and interests constituting the Trust. The Holder of this Class A Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account and any Series Enhancement to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Seller and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Seller secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the April 2008 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Class A Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date.

          The Class A Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974 or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986 or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class A Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class A Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Seller has caused this Class A Certificate to be duly executed.


                                CAPITAL ONE BANK,


                                By:
                                   ------------------------
                                Name:   Lee J. Jacobson
                                Title:  Assistant Treasurer


Dated: April 1, 1998

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


                              THE BANK OF NEW YORK,
                                as Trustee,


                              By:
                                  ------------------------
                                  Authorized Officer


                              or


                              By:
                                  ------------------------
                                  as Authenticating Agent
                                  for the Trustee,


                              By:
                                  ------------------------
                                  Authorized Officer

                           CAPITAL ONE MASTER TRUST

                                 SERIES 1998-1

                    CLASS A 6.310% ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Investor Certificates entitled "Capital One Master Trust, Series 1998-1." The Series1998-1 Certificates are being issued in two Classes, the first of which is known as the "Class A 6.310% Asset Backed Certificates, Series 1998-1" (the "Class A Certificates") and the second Class is known as the "Class B 6.356% Asset Backed Certificates, Series 1998-1" (the "Class B Certificates"). In addition, as part of Series 1998-1, the Trust is creating a third Class of uncertificated interests in the Trust which uncertificated interests, except as expressly provided in the Series Supplement, are deemed to be "Investor Certificates" and are known as the "Floating Rate Class C Asset Backed Interests, Series 1998-1" (the "Class C Interests"). This Class A Certificate represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $500,000,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed pursuant to Section 4.06(a) of the Series Supplement prior to such date. Also, a Seller's Certificate has been issued to Capital One Bank pursuant to the Agreement which represents the Seller's Interest.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account, the Interest Funding Account, if any, and the Principal Funding Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Class A Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount.

          This Class A Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                              ASSIGNMENT


Social Security or other identifying number of assignee
                                                        ----------------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               ----------------------------------------------------------
                            (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                       *
       ---------------------



Signature Guaranteed:


----------------------------




________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

REGISTERED                                                $50,236,407

No. R-B-1                                        CUSIP No.14040K AJ 7


          THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                           CAPITAL ONE MASTER TRUST

                                 Series 1998-1

                    CLASS B 6.356% ASSET BACKED CERTIFICATE

                         Class B Expected Final Date:
                        The June 2008 Distribution Date

     Each $1,000 denomination represents by this certificate represents a
                        1/50,236.407 undivided interest
                           in certain assets of the

                           CAPITAL ONE MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts by CAPITAL ONE BANK and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

             (Not an interest in or obligation of Capital One Bank,
                any Additional Seller or any affiliate thereof)

          This certifies that CEDE & Co. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement dated as of April 1, 1998, (as amended and supplemented, the "Series Supplement"), among Capital One Bank, as Seller and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts and other consumer revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) an interest in any Funds Collateral relating to secured accounts, (vi) the benefits of any Series Enhancement and (vii) all other assets and interests constituting the Trust. The Holder of this Class B Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account and any Series Enhancement to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Seller and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Seller secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The Class B Expected Final Payment Date is the June 2008 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full. In addition, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date if Collections of Receivables allocable to pay principal of the Class B Certificates are insufficient to pay the Class B Invested Amount on or prior to such Distribution Date.

          The Class B Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974 or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986 or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this

Class B Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Seller has caused this Class B Certificate to be duly executed.


                                    CAPITAL ONE BANK,


                                  By:
                                      ---------------------------
                                      Name:   Lee J. Jacobson
                                      Title:  Assistant Treasurer


Dated: April 1, 1998

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


                              THE BANK OF NEW YORK,
                                as Trustee,


                              By:
                                 ------------------------------
                                 Authorized Officer


                              or


                              By:
                                 ------------------------------
                                 as Authenticating Agent
                                 for the Trustee,


                              By:
                                 ------------------------------
                                 Authorized Officer

                           CAPITAL ONE MASTER TRUST

                                 SERIES 1998-1

                    CLASS B 6.356% ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled "Capital One Master Trust, Series 1998-1." The Series1998-1 Certificates are being issued in two Classes, the first of which is known as the "Class A 6.310% Asset Backed Certificates, Series 1998-1" (the "Class A Certificates") and the second Class is known as the "Class B 6.356% Asset Backed Certificates, Series 1998-1" (the "Class B Certificates"). In addition, as part of Series 1998-1, the Trust is creating a third Class of uncertificated interests in the Trust which uncertificated interests, except as expressly provided in the Series Supplement, are deemed to be "Investor Certificates" and are known as the "Floating Rate Class C Asset Backed Interests, Series 1998-1" (the "Class C Interests"). This Class B Certificate represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The ClassB Initial Invested Amount is $50,236,407. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs for all Distribution Dates preceding such date, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.08(a) of the Series Supplement (excluding any Reallocated Principal Collections that have resulted in a reduction in the Class C Invested Amount pursuant to Section 4.06(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06(a) of the Series Supplement and plus (f) the amount of Excess Spread and Excess Finance Charges allocated and available on all prior Distribution Dates pursuant to Section 4.07(d) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e). Also, a Seller's Certificate has been issued to Capital One Bank pursuant to the Agreement which represents the Seller's Interest.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account, the Interest Funding Account, if any, and the Principal

Funding Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Class B Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such Reassignment Amount.

          This Class B Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Class B Certificates are issuable in minimum denominations of $1,000 and integral multiples of $1,000; provided , however that one Class B
                                         --------   -------
Certificate may be issued in a denomination that, together with the Class B Certificates, equals the outstanding principal balance of the Class B Certificates. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                              ASSIGNMENT


Social Security or other identifying number of assignee
                                                        --------------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
              ----------------------------------------------------------
                            (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                      .
       ---------------------

Signature Guaranteed:

                     *
---------------------

---------------------





_____________________
(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.